                                                                    EXHIBIT 10.6


                              RE/MAX North Central

                                     [LOGO]

                        TEXAS ASSOCIATION OF REALTORS (R)
                       IMPROVED PROPERTY COMMERCIAL LEASE

          USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS
                  ASSOCIATION OF REALTORS(R) IS NOT AUTHORIZED.

                 (C)Texas Association of REALTORS(R), Inc. 1998


                                Table of Contents

NO.       PARAGRAPH DESCRIPTION                                 PG.
---       ---------------------                                 ---
 1       Parties                                                2

 2       Leased Premises                                        2

 3       Term                                                   2
         A    Term
         B    Delay of Occupancy

 4       Rent and Expenses                                      2
         A    Base Monthly Rent
         B    Prorated Rent
         C    Additional Rent
         D    Place of Payment
         E    Method of Payment
         F    Late Charges
         G    Returned Checks

 5       Security Deposit                                       3

 6       Taxes                                                  3

 7       Utilities                                              3

 8       Tenant's Insurance                                     3

 9       Use and Hours                                          3
         A    Tenant's Normal Business Hours
         B    Building Operating Hours

10       Legal Compliance                                       4

11       Signs                                                  4

12       Access By Landlord                                     4

13       Move-In Condition                                      4

14       Move-Out Condition                                     4

15       Maintenance and Repairs                                5
         A    Cleaning
         B    Repairs of Conditions Caused by a Party
         C    Repair and Maintenance Responsibility
         D    Repair Persons
         E    HVAC Service Contract
         F    Common Areas
         G    Notice of Repairs
         H    Failure to Repair                                 6

16       Alterations                                            6

17       Liens                                                  6

18       Liability                                              6

19       Indemnity                                              6

20       Default                                                6

21       Abandonment, Interruption of Utilities, Lockout        7




 NO.   PARAGRAPH DESCRIPTION                                    PG.
 ---   ---------------------                                    ---
 22    Holdover                                                 7

 23    Landlord's Lien                                          7

 24    Assignment and Subletting                                7

 25    Relocation                                               7

 26    Subordination                                            7

 27    Estoppel Certificates                                    7

 28    Casualty Loss                                            8

 29    Condemnation                                             8

 30    Attorney's Fees                                          8

 31    Representations                                          8

 32    Broker's Fees                                            8

 33    Addenda                                                  9

 34    Agreement of Parties                                     9

 35    Notices                                                  9

 36    Special Provisions                                       9


                               ADDENDA & EXHIBITS
                               ------------------
                             (CHECK ALL THAT APPLY)

 [X]   Property Description Exhibit

 [ ]   Addendum for Broker's Fee

 [X]   Expense Addendum for Single-Tenant Property

 [ ]   Expense Reimbursement Addendum

 [ ]   Net Addendum

 [ ]   Percentage Rent Addendum

 [ ]   Parking Addendum

 [ ]   Landlord's Rules and Regulations

 [ ]   Commercial Lease Guaranty

 [ ]   Optional Space Addendum

 [ ]   Leasehold Construction Addendum (Landlord to
       Complete Construction)

 [ ]   Leasehold Construction Addendum (Tenant to Complete
       Construction)

 [ ]
     ------------------------------------------------------

 [ ]
     ------------------------------------------------------


(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 1 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.


Commercial Lease concerning: 1611 Wilmeth Rd.                     1611
-------------------------------------------------------------------------------

         D. Place of Payment: Tenant will remit all amounts due Landlord under this lease to Royce Smith at PO BOX 2770 McKinney, Texas 75069 or to such other person or at such other place as Landlord may designate in writing.

         E. Method of Payment: Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease. Time is of the essence for the payment of rent. If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord may require Tenant to pay, in addition to any other available remedy, all amounts due under this lease by certified funds by providing written notice to Tenant.

         F. Late Charges: If Landlord does not actually receive a rent payment at the designated place of payment within 10 days after the date the rent is due. The mailbox is not the agent for receipt for Landlord. The late charge is a cost associated with the collection of rent and Landlord's acceptance of a late charge does not waive Landlord's rights to exercise remedies under Paragraph 20. LATE CHARGE $30 a day.

         G. Returned Checks: Tenant will pay $25.00 (not to exceed $25) for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment.

5. SECURITY DEPOSIT: Upon execution of this lease, Tenant will pay a security deposit to Landlord in the amount of $17,400.00 Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated. Within a reasonable time after this lease ends, Landlord will refund the security deposit to Tenant less any amounts applied toward amounts owed by Tenant.

6. TAXES: Unless otherwise agreed by the parties, Tenant will pay all real property ad valorem taxes assessed against the leased premises.

7. UTILITIES: Tenant will pay all charges for the use of all utility services to the leased premises and any connection charges except the following which will be paid by Landlord: N/A
         NOTICE: Tenant should determine if any and all necessary utilities (e.g., water, gas, electricity, telephone, sewer, etc.) are available to the leased premises, are adequate for Tenant's intended use, and the cost to provide the necessary utilities.

8.       TENANT'S INSURANCE:

         A. During all times this lease is in effect, Tenant must maintain in full force and effect:

              (1) public liability insurance from an insurer acceptable to Landlord in an amount not less than $1,000,000.00 on an occurrence basis naming Landlord as an additional insured; and

              (2) personal property damage insurance for Tenant's business operations on the leased premises from an insurer acceptable to Landlord in an amount not less than $1,000,000.00 on an occurrence basis.

         B. Before the Commencement Date, Tenant must provide Landlord with a copy of the insurance certificates evidencing the required coverage. If the insurance coverage changes in any manner or degree at any time this lease is in effect, Tenant must provide Landlord a copy of an insurance certificate evidencing such change within 10 days of the change.

         C. If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect, Landlord may: (1) purchase such insurance on behalf of Tenant and Tenant must immediately reimburse Landlord for such expense; or (2) exercise Landlord's remedies under Paragraph 20.

         D. If there is an increase in Landlord's insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant's use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase.

9. USE AND HOURS: Tenant may use the leased premises for the following purpose and no other: General Office, Warehouse, and Assembly Work.


         [ ] A.     N/A


(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 2 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.

Commercial Lease concerning: 1611 Wilmeth Rd.                     1611
-------------------------------------------------------------------------------

         [ ] B.     N/A

10.      LEGAL COMPLIANCE:

         A. Tenant may not use or permit any part of the leased premises to be used for:

              (1) any activity which is a nuisance or is offensive, noisy, or dangerous;

              (2) any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners' association rules, tenants' association rules, Landlord's rules or regulations, or this lease;

              (3) any hazardous activity that would require any insurance premium on the Property or leased premises to increase or that would void any such insurance;

              (4) any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters;

              (5) the permanent or temporary storage of any hazardous material; or

              (6)    N/A

         B. "Hazardous material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later enacted.

         C.

11.      SIGNS:

         A.

         B. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant's expense, to remove, without damage to the Property or leased premises, any or all signs that were placed on the Property or leased premises by or at the request of Tenant. Any signs that Landlord does not require Tenant to remove and that are fixtures become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

12.      ACCESS BY LANDLORD:

         A. During Tenant's normal business hours Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers. Landlord may access the leased premises after Tenant's normal business hours with Tenant's permission or to complete emergency repairs. Landlord will not unreasonably interfere with Tenant's business operations when accessing the leased premises.

         B. During the last 60 days of this lease, Landlord may place a "For Lease" or similarly worded sign in the leased premises.

13.

14.      MOVE-OUT CONDITION AND FORFEITURE OF TENANT'S PERSONAL PROPERTY:

         A. At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, normal wear and tear excepted. Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants. Before this lease ends, Tenant [ ] will [X] will not provide Landlord with a report, by an environmental engineer or assessor acceptable to Landlord, dated not earlier than 20 days before the date this lease ends that indicates that no hazardous material or other environmental hazard is on or affects the leased premises.





(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 3 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.

Commercial Lease concerning: 1611 Wilmeth Rd.                     1611
-------------------------------------------------------------------------------


         B. If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may: (1) require Tenant, at Tenant's expense, to remove the personal property by providing written notice to Tenant; or
              (2) retain such personal property as forfeited property to Landlord.

         C. "Surrender" means vacating the leased premises and returning all keys and access devices to Landlord. "Normal wear and tear" means deterioration that occurs without negligence, carelessness, accident, or abuse.

         D. By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant's expense to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

15.      MAINTENANCE AND REPAIRS:

         A. Cleaning: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles.
              [ ] Landlord [X] Tenant will provide, at its expense, reasonable janitorial services to the leased premises.

         B. Repairs of Conditions Caused by a Party: Each party must promptly repair a condition caused, either intentionally or negligently, by that party or that party's guests, patrons, invitees, contractors or permitted subtenants.

         C. Repair and Maintenance Responsibility: Except as provided by Paragraph 15B, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises. The specified Items must be maintained in:
              (i) clean condition; (ii) good repair; and (iii) operable condition. If a modification to any of the specified items is required by law or governmental regulation or order, the party designated to maintain the item must complete and pay the expense of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property.

                                                                                                    N/A     Landlord    Tenant
              (1)     Foundation, exterior walls, roof, and other structural components             [ ]        [ ]        [X]

              (2)     Glass and windows                                                             [ ]        [ ]        [X]

              (3)     Fire protection equipment and fire sprinkler systems                          [ ]        [ ]        [X]

              (4)     Exterior & overhead doors, including closure devices, molding, locks,         [ ]        [ ]        [X]
                      and hardware

              (5)     Grounds maintenance, including landscaping and ground sprinklers              [ ]        [X]        [ ]

              (6)     Interior doors, including closure devices, frames, molding, locks, and        [ ]        [ ]        [X]
                      hardware

              (7)     Parking areas and walks                                                       [ ]        [ ]        [X]

              (8)     Plumbing systems, drainage systems, electrical systems (including             [ ]        [ ]        [X]
                      ballast and lamp replacement) & mechanical systems, except those specifically designated otherwise

              (9)     Heating Ventilation and Air Conditioning (HVAC) systems                       [ ]        [X]        [ ]

             (10)     Signs                                                                         [ ]        [ ]        [X]

             (11)     Extermination and pest control, excluding wood-destroying insects             [ ]        [ ]        [X]

             (12)     Storage yards and storage buildings                                           [ ]        [ ]        [X]

             (13)     Wood-destroying insect treatment and repairs                                  [ ]        [ ]        [X]

             (14)     Cranes and related systems                                                    [ ]        [ ]        [X]

             (15)                                                                                   [ ]        [ ]        [ ]
                      ----------------------------------------------------------------------
             (16)                                                                                   [ ]        [ ]        [ ]
                      ----------------------------------------------------------------------

             (17)       All other items and systems.                                                [ ]        [ ]        [ ]


         D. Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons.

(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 4 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.

Commercial Lease concerning: 1611 Wilmeth Rd.                     1611
-------------------------------------------------------------------------------

         E. HVAC Service Contract: If Tenant is responsible to maintain the HVAC system, Tenant [ ] is [X] is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and charge Tenant the expense of such a maintenance and service contract or exercise Landlord's remedies under Paragraph 20.

         F.

         G. Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord's responsibility to repair. All requests for repairs to Landlord must be in writing.

         H. Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or (2) exercise Landlord's remedies under Paragraph 20.

16.      ALTERATIONS:

         A. Tenant may not alter, improve, or add to the Property or the leased premises without Landlord's written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable alterations, modifications, or improvements to the leased premises.

         B. Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord's consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord.

         C. If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order.

         D. Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord's property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 14 or if the parties agree otherwise in writing.

17. LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after Landlord demands Tenant to take action to remove the lien, pay the lien or take whatever action is necessary to cause the lien to be released of record. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph.

18. LIABILITY: To the extent Permitted by law, Landlord is NOT responsible to Tenant or Tenant's employees, patrons, guests, or invitees for any damages, injuries, or losses to person or Property caused by:


         A. an act, omission, or neglect of: Tenant; Tenant's agent; Tenant's quest; Tenant's employees; Tenant's patrons; Tenant's invitees; or any other tenant on the Property;

         B. fire, flood, water leaks, ice, snow, hail, winds, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses.

19. INDEMNITY: Tenant will indemnify and hold Landlord harmless from any Property damage, personal injury, suits, actions, liabilities, damages, cost of repairs or service to the leased premises or Property, or any other loss caused, negligently or otherwise, by Tenant or Tenant's employees, patrons, guests, or invitees.

20.      DEFAULT:

         A. If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord's failure to comply, Landlord will be in default and Tenant may seek any remedy provided by law. If, however, Landlord's non-compliance reasonably requires more than 30 days to cure, Landlord will not in default if the cure is commenced within the 30 day period and is diligently pursued.

(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 5 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.

Commercial Lease concerning: 1611 Wilmeth Rd.                     1611
-------------------------------------------------------------------------------

         B. If Landlord does not actually receive at the place designated for payment any rent due under this lease within days after it is due, Tenant will be in default. If Tenant fails to comply with this lease for any other reason within 10 days after Landlord notifies Tenant of its failure to comply, Tenant will be in default.

         C. If Tenant is in-default, Landlord may: (i) terminate Tenant's right to occupy the leased premises by providing Tenant with at least 3 days written notice; and (ii) accelerate all rents which are payable during the remainder of this lease or any renewal period without notice or demand. Landlord will attempt to mitigate any damage or loss caused by Tenant's breach. If Tenant is in default, Tenant will be liable for:

              (1)    any lost rent;

              (2) Landlord's cost of reletting the leased premises, including brokerage fees, advertising fees, and other fees necessary to relet the leased premises;

              (3) repairs to the leased premises for use beyond normal wear and tear;

              (4) all Landlord's costs associated with eviction of Tenant, such as attorney's fees, court costs, and prejudgment interest;

              (5) all Landlord's costs associated with collection of rent such as collection fees, late charges, and returned check charges;

              (6) cost of removing any equipment and trade-fixtures left on the leased premises by Tenant;

              (7) cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant's employees, patrons, guests, or invitees in the leased premises or Property; and

              (8) any other recovery to which Landlord may be entitled by law.

21. ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF TENANT'S PROPERTY, AND LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to: (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant's personal property; and (d) "lock-out" of Tenant.

22. HOLDOVER: If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord. No holding over by Tenant, with or without the consent of Landlord, will extend this lease. Tenant will indemnify Landlord and any prospective tenants for any and all damages caused by the holdover. Rent for any holdover period will be the base monthly rent.

23. LANDLORD'S LIEN AND SECURITY INTEREST: To secure Tenant's performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenant's nonexempt personal property that is in the leased premises or Property. This lease is a security agreement for the purposes of the Uniform Commercial Code. Landlord may file a copy of this lease as a financing statement.

24. ASSIGNMENT AND SUBLETTING: Tenant may not assign this lease or sublet any part of the leased premises without Landlord's written consent. An assignment of this lease or subletting of the leased premises Without Landlord's written consent is voidable by Landlord. If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant's obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord.

25.

26.      SUBORDINATION:

         A. This lease and Tenant's leasehold interest are and will be subject, subordinate, and inferior to:

              (1) any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property by Landlord;

              (2) all advances made under any such lien, encumbrance, or ground lease;

              (3)    the interest payable on any such lien or encumbrance;

              (4) any and all renewals and extensions of any such lien, encumbrance, or ground lease;

              (5) any restrictive covenant affecting the leased premises or the Property; and

              (6) the rights of any owners' association affecting the leased premises or Property.

         B. Tenant must, on demand, execute any instrument subordinating this lease as Landlord may request, provided that such subordination is made on the condition that this lease and Tenant's rights under this lease are recognized by the lien-holder.

27. ESTOPPEL CERTIFICATES: Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies: (a) when this lease commences and ends; (b) any amendments to this lease; (c)

(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 6 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.

Commercial Lease concerning: 1611 Wilmeth Rd.                     1611
-------------------------------------------------------------------------------

         any rights that Tenant may have to extend this lease or purchase the Property or leased premises; (d) any default by Landlord; and (e) any other information reasonably requested in the certificate.

28.      CASUALTY LOSS:

         A. Tenant must immediately notify Landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenant's notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.

         B. If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased promises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.

         C. If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may: (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty. If Landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease.

         D. If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may: (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days.

         E. If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.

29. CONDEMNATION: If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate. If after a condemnation or purchase in lieu of condemnation the leased premises are partially unusable for the purposes stated in this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant's personal property.

30. ATTORNEY'S FEES: Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney's fees, and all other costs of litigation from the nonprevailing party.

31. REPRESENTATIONS: Tenant's statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default. Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the health or safety of an ordinary person, except: N/A

         N/A

         N/A

32.      BROKERS' FEES:

         A. RE/MAX NORTH CENTRAL                 (Broker A) represents
           [X] Landlord [ ] Tenant. Broker A's fees will be paid pursuant to (choose 1 or 2):

           [X] (1) a separate written agreement between Broker A and [X] Landlord [ ] Tenant [ ] Broker N/A.

           [ ] (2) the attached Addendum for Broker's Fee.

         B. N/A                                  (Broker B) represents

           [ ] Landlord [ ] Tenant. Broker B's fees will be paid pursuant to (choose 1 or 2):

           [ ] (1) a separate written agreement between Broker B and
           [ ] Landlord   [ ] Tenant   [ ]  Broker N/A.

           [ ] (2) the attached Addendum for Broker's Fee.

         C. N/A                                          (Broker C) represents

           [ ] Landlord [ ] Tenant. Broker C's fees will be paid pursuant to (choose 1 or 2):

           [ ]  (1) a separate written agreement between Broker B and
           [ ] Landlord   [ ] Tenant   [ ]  Broker N/A.

           [ ]  (2) the attached Addendum for Broker's Fee.


(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 7 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.

Commercial Lease concerning: 1611 Wilmeth Rd.                     1611
-------------------------------------------------------------------------------

33. ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents. If Landlord's Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time.

34.      AGREEMENT OF PARTIES:

         A. Entire Agreement: This lease contains the entire agreement between Landlord and Tenant and may not be changed except by written agreement.

         B. Binding-Effect: This lease is binding upon and inures to the benefit of the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

         C. Joint and Several: All Tenants are jointly and severally liable for all provisions of this lease. Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants.

         D. Controlling Law: The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease.

         E. Severable Clauses: If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.

         F. Waiver: Landlord's delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.

         G. Quiet Enjoyment: Provided that Tenant is not in default of this lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from serious interference.

         H. Force Majeure: If Landlord's performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord's control, the time for Landlord's performance will be abated until after the delay.

35. NOTICES: All notices under this lease must be in writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to:

         Tenant                                        Landlord
         at the address of the leased premises.        at
                                                          --------------------------------------
                                                       Fax:
                                                            ------------------------------------

         with a copy to:                               with a copy to:
                        ---------------------                         --------------------------
         at                                            at
         ------------------------------------          -----------------------------------------

         ------------------------------------          -----------------------------------------

         Fax:                                          Fax:
             --------------------------------               ------------------------------------

     36. SPECIAL PROVISIONS:




     REAL ESTATE BROKERS ARE NOT QUALIFIED TO RENDER LEGAL ADVICE, PROPERTY INSPECTIONS, SURVEYS, ENGINEERING STUDIES (e.g. STUDIES OF THE STRUCTURES, DRAINAGE, AND SOIL CONDITIONS), ENVIRONMENTAL ASSESSMENTS, TAX ADVICE, FINANCIAL ADVICE, OR INSPECTIONS TO DETERMINE COMPLIANCE WITH ZONING, GOVERNMENTAL REGULATIONS, OR ANY LAW (e.g., ADA, TEXAS ARCHITECTURAL BARRIERS STATUTE, ETC.). THE PARTIES SHOULD SEEK EXPERTS TO RENDER SUCH SERVICES. SELECTION OF SUCH EXPERTS IS THE RESPONSIBILITY OF THE PARTIES AND NOT THE REAL ESTATE BROKER. THE TERMS OF THIS LEASE ARE NEGOTIABLE AMONG THE PARTIES. THIS IS INTENDED TO BE A LEGAL AGREEMENT BINDING UPON FINAL ACCEPTANCE. READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF THIS LEASE, CONSULT YOUR ATTORNEY BEFORE SIGNING.


                                         9-26-00
     ----------------------------------------------          -------------------------------------------------
     Landlord JERSEY INVESTMENTS, INC.      Date             Tenant GLOBAL ELECTION SYSTEMS, INC.        Date

     By /s/ MIKE SMITH                                       /s/ ROBERT J. UROSEVICH
        -------------------------------------------          --------------------------------------------------
        ROYCE OR MIKE SMITH                                  Tenant BY:                                  Date

     as /s/ ROYCE SMITH                for Landlord
        -------------------------------------------

(TAR-2101) 10-19-98    Initialed for Identification by Tenants: /s/ R.J.U., and Landlord: /s/ M.S.             Page 8 of 8
                                                               -----------                    ---
                                                                                          /s/ R.S.

                              RE/MAX North Central

                                     [LOGO]

                        TEXAS ASSOCIATION OF REALTORS(R)
                   EXPENSE ADDENDUM FOR SINGLE-TENANT PROPERTY

   USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS(R)IS NOT AUTHORIZED. (C)TEXAS ASSOCIATION OF REALTORS(R), INC. 1998

--------------------------------------------------------------------------------

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES

AT: 1611 WILMETH RD.                                                    1611
    ---------------------------------------------------------------------------
    MCKINNEY                                   TEXAS        75069

A. Taxes: "Taxes" means all the real property ad valorem taxes assessed against the leased premises and Property (choose 1 or 2).

         [X] (1) Tenant Reimburses Landlord: Each year during the term of the above-referenced lease, Tenant will reimburse Landlord for all taxes assessed against the leased premises and Property for that year. Taxes will be prorated to the Commencement Date of the lease for the first year of the lease and through the Expiration Date for the last year. The reimbursements are due immediately upon Tenant's receipt of Landlord's notice accompanied by a copy of the tax statement for that year. If tax statements for the last year of the lease are not available at the time the lease terminates, Tenant will, before Tenant vacates the leased premises, pay Landlord an amount for the prorated taxes for the last year based on the prior year's tax statements, and no subsequent adjustment will be made.

         [ ]     (2)Tenant Pays Direct:

B. Insurance: "Property insurance" means fire and extended coverage on the leased premises and Property in an amount equal to the full replacement cost of the leased premises and Property, which amount may vary from year to year. "Property insurance" does not include public liability insurance or personal property damage insurance (choose 1 or 2).

          [X] (1) Tenant Reimburses Landlord: Each year during the term of the above-referenced lease, Tenant will reimburse Landlord for the cost of the property insurance for that year. The cost of the property insurance will be prorated to the Commencement Date of the lease for the first year of the lease and through the Expiration Date for the last year. The reimbursements are due immediately upon Tenant's receipt of Landlord's notice accompanied by a copy of the statement from the insurance carrier for that year.

          [ ] (2) Tenant Pays Direct: During all times the above-referenced lease is in effect, Tenant must maintain, at Tenant's expense, property insurance in full force and effect naming Landlord as a named insured from an insurance company acceptable to Landlord. On or before the Commencement Date of the above-referenced lease and on or before each anniversary of the Commencement Date, Tenant must provide Landlord with a copy of the insurance certificate(s) evidencing the required coverage.

C.       Special Provisions:




                                         9-26-00
     --------------------------------------------        --------------------------------------------
     Landlord JERSEY INVESTMENTS, INC.      Date         Tenant GLOBAL ELECTION SYSTEMS, INC.    Date

     By /s/ MIKE SMITH                                   /s/ ROBERT J. UROSEVICH
        -----------------------------------------        --------------------------------------------
        ROYCE OR MIKE SMITH                              Tenant BY:                              Date

     as /s/ ROYCE SMITH                for Landlord
        ------------------------------

(TAR-2103) 10-19-98                                                Page 1 of 1